                                                                  EXHIBIT (c)(5)
                                                                  --------------

The following leveraged buyout analysis includes projections that were prepared by the continuing stockholders.

Sunburst does not as a matter of course make public forecasts as to future revenues, earnings or other financial information. The continuing stockholders did, however, prepare certain projections which it provided to the special committee in connection with the recapitalization. The projections are included in this document solely because such information was provided to the special committee.

The projections set forth below were not prepared with a view to public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants regarding prospective financial information. In addition, the projections were not prepared with the assistance of or reviewed, compiled or examined by, independent accountants. The projections reflect numerous assumptions, with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond Sunburst's control. Accordingly, there can be no assurance that the assumptions made in preparing the projections that follow will prove accurate, and actual results may be materially different from those contained in the projections. See "Cautionary Statement About Forward-Looking Statements" on page 1 of the proxy statement.

In light of the uncertainties inherent in forward-looking information of any kind, Sunburst cautions against undue reliance on such information. Sunburst does not intend to update or revise such projections to reflect circumstances existing after the date they were prepared or to reflect the occurrence of future events, unless required by law.

Project Nova -- (Base Case - No Asset Sales)
LBO Analysis - Transaction Summary
--------------------------------------------------------------------------------
(dollars in millions, except per share)

                                                                                                            -----------------------
                                                                                                                LIBOR          6.81%
-----------------------------------------------------------------------------------------------------------------------------------
Sources:                                                                          Commited  Funded  Percent Interest Rate Ownership
Existing Cash Balances                                                                $0.0    $0.0     0.0%          0.0%
New Revolving Credit                                                                  20.0    (0.0)    0.0%         10.3%
Term Loan                                                                            190.0   190.0    47.2%         10.3%
Asset Sale Bridge                                                                     80.0    80.0    19.9%         10.3%
Put/Call 3 MainStays to Choice                                                        16.3    16.3     4.0%          0.0%
Choice Subnote (PIK)                                                                  60.0    60.0    14.9%         11.4%
Options Proceeds (.117M unvested Landry options @ avg. strike price of $4.80)          0.6     0.6     0.1%
Mgmt Rollover Equity (Restricted Shares - .121M Landry + .717M Mgmt. @ $7.00)          5.9     5.9     1.5%
Bainum Rollover Equity (7.136 mm shares)                                              50.0    50.0    12.4%
Common Equity                                                                          0.0     0.0     0.0%                  100.0%
                                                                                ---------------------------                --------
     Total Sources                                                                  $422.7  $402.7   100.0%                  100.0%


Uses:
Choice Note                                                                                 $153.6
Additional Working Capital                                                                     2.1
Cashed out Options (.117M Landry options @ $7.00)                                              0.8
Mgmt Rollover Equity (Restricted Shares - .121M Landry + .717M Mgmt. @ $7.00)                  5.9
Cashed out Restricted Shares (.402M Landry + .382M Employees @ $7.00)                          5.5
Old Revolving Credit                                                                           6.6
Old CMBS Note                                                                                 98.8
Transaction / Financing Costs / Other (incl. CMBS Breakage)                                   30.0
Bainum Rollover Equity                                                                        50.0
Purchase 7.059 shares of Equity @                                        $7.00 per share      49.4
                                                                                            ------
     Total Uses                                                                             $402.7

                                                                              ----------------------------------------------------
                                                                               15.818  Total Shares (excluding options)


                                                                               (7.136) Bainum Shares Rolled-over
                                                                               (0.121) Landry Vested Restricted Shares Rolled-over
                                                                               (0.717) Mgmt. Rolled-over


                                                                               (0.402) Landry Unvested Restricted Shares Cashed-out
                                                                               (0.382) Employees Vested & Unvested Cashed-out

                                                                                   7.059 Shares Purchased from Public
                                                                                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Project Nova -- (Base Case - No Asset Sales)
Income Statement
--------------------------------------------------------------------------------
(dollars in millions, except per share)

                                      ----------------------------------------- ----------  --------------  -------- ------------
                                                       Actual                       LTM        Pro Forma               Pro Forma
                                      ----------------------------------------
                                        3Q99    4Q99     1999    1Q00    2Q00      6/30/00     LTM 6/30/00   3Q00    LTM 9/30/00
                                      -----------------------------------------  ----------  -------------- ------   ------------
Revenues                                 $56.8  $ 47.3   $200.8   $50.0   $57.8      $211.8      $208.3     $ 58.6    $ 210.1

 Core Portfolio                           40.6    33.2    136.9    35.1    40.6       149.6       146.0       42.5      147.8
 Non-Core Portfolio                       16.2    14.1     63.9    14.9    17.2        62.2        62.2       16.1       62.2

Revenues Lost From Asset Sales             0.0     0.0      0.0     0.0     0.0         0.0       (13.5)      (2.4)    ($13.5)
                                      -----------------------------------------  ----------    --------     ------    -------
Total Revenues                           $56.8  $ 47.3   $200.8   $50.0   $57.8      $211.8      $194.8     $ 56.2    $ 196.6

Expenses                                 $36.4  $ 32.8   $132.6   $32.9   $35.7      $137.7      $136.0     $ 38.2    $ 137.7

 Core Portfolio                           24.2    22.5     85.8    22.0    23.1        91.8        90.5       26.4       92.1
 Non-Core Portfolio                       11.9    10.3     46.8    10.9    12.6        45.5        45.5       11.8       45.5

Expenses Lost From Asset Sales             0.0     0.0      0.0     0.0     0.0         0.0        (9.9)      (1.9)     ($9.9)
                                      -----------------------------------------  ----------    --------     ------    -------
Total Expenses                           $36.4  $ 32.8   $132.6   $32.9   $35.7      $137.7      $126.1     $ 36.3    $ 127.8

NOP                                      $20.4  $ 14.5   $ 68.2   $17.1   $22.1      $ 74.1      $ 72.2     $ 20.4    $  72.4

Core Portfolio                            16.4    10.7     51.1    13.1    17.5        57.7        55.5       16.1       55.7
Non-Core Portfolio                         4.3     3.8     17.1     4.0     4.6        16.7        16.7        4.3       16.7


NOP Lost From Asset Sales                  0.0     0.0      0.0     0.0     0.0         0.0        (3.6)     (0.47)     ($3.6)
                                      -----------------------------------------  ----------    --------     ------    -------
NOP                                      $20.7  $ 14.5   $ 68.2   $17.1   $22.1      $ 74.1      $ 68.6     $ 19.9    $  68.8

Corporate Overhead                         2.5     2.8     11.0     3.2     3.4        11.8        10.0        2.5       10.0

EBITDA                                   $18.2  $ 11.7   $ 57.2   $14.0   $18.7      $ 62.3      $ 58.6     $ 17.4    $  58.8
EBITDA Margin                             32.0%   24.8%    28.5%   27.9%   32.4%       29.4%       30.1%      31.0%      29.9%
Depreciation & Amoritzation                7.3     7.3     26.2     6.4     7.2        28.3        28.3        7.1       27.6
                                      -----------------------------------------  ----------    --------     ------    -------
EBIT                                     $10.9  $  4.4   $ 31.0   $ 7.5   $11.5      $ 34.0      $ 30.4     $ 10.3    $  31.2

Interest Income                            0.0     0.0      0.0     0.0     0.0         0.1         0.1        0.0        0.1

Asset Sale Bridge Interest Expense         0.0     0.0      0.0     0.0     0.0         0.0                    0.0
Term Loan Interest Expense                 0.0     0.0      0.0     0.0     0.0         0.0                    0.0
Choice Subnote (PIK) Interest Expense      0.0     0.0      0.0     0.0     0.0         0.0                    0.0
Existing Debt Interest Expense             6.1     6.4     24.7     6.5     8.0        27.0                    8.0

Amortization of Financing Fees             0.0     0.0      0.0     0.0     0.0         0.0                    0.0
                                      -----------------------------------------  ----------    --------     ------    -------
     Cash Interest Expense               $ 6.1  $  6.4   $ 24.7   $ 6.5   $ 8.0      $ 27.0      $ 29.7     $  8.0    $  29.7
     Total Interest Expense (w/PIK)                                                              $ 33.7        8.0    $  33.7

Pretax Income                            $ 4.8   ($1.9)  $  8.2   $ 1.1   $ 3.5      $ 15.7      $  0.7     $  2.3
Taxes                                      2.0     0.0      3.4     0.5     1.4         7.3         0.0        0.9
Net Income                               $ 2.8   ($1.9)  $  4.8   $ 0.6   $ 2.1      $  8.3      $  0.7     $  1.4
                                      =========================================  ==========    ========     ======    =======

-----------------------------------
Assumptions
------------------------------------------------------------------------------------------------------------------------------
Aggregate Portfolio Growth Rate

Core Portfolio Growth Rate
Non-Core Portfolio Growth Rate


Expenses (as a % of Revenues)
Corporate Overhead (as a % Revenues)
Depreciation (as a % of PPE)
CAPEX (6% of Revenues)
Interest Rate on Bank Financing
                                          -----------------------------------------------------------------------------------------
                                             2000E      2001E      2002E       2003E       2004E       2005E      2006E     2007E
                                          -----------------------------------------------------------------------------------------
Revenues                                     $214.7     $221.1    $224.5      $227.8      $231.2      $234.7     $238.2    $241.8

 Core Portfolio                               152.5      158.9     162.3       165.6       169.0       172.5      176.0     179.6
 Non-Core Portfolio                            62.2       62.2      62.2        62.2        62.2        62.2       62.2      62.2

Revenues Lost From Asset Sales                 (5.4)     (13.5)    (13.5)      (13.5)      (13.5)      (13.5)     (13.5)    (13.5)
                                          -----------------------------------------------------------------------------------------
Total Revenues                               $209.3     $207.6    $211.0      $214.3      $217.7      $221.2     $224.7    $228.3

Expenses                                     $138.4     $144.8    $147.0      $149.2      $151.5      $153.7     $156.0    $158.4

 Core Portfolio                                92.9       99.3     101.5       103.7       105.9       108.2      110.5     112.8
 Non-Core Portfolio                            45.5       45.5      45.5        45.5        45.5        45.5       45.5      45.5


Expenses Lost From Asset Sales                 (4.0)      (9.9)     (9.9)       (9.9)       (9.9)       (9.9)      (9.9)     (9.9)
                                          -----------------------------------------------------------------------------------------
Total Expenses                               $134.4     $135.0    $137.1      $139.3      $141.6      $143.8     $146.1    $148.5

NOP                                          $ 76.3     $ 76.3    $ 77.4      $ 78.6      $ 79.8      $ 81.0     $ 82.2    $ 83.4

Core Portfolio                                 59.6       59.6      60.8        61.9        63.1        64.3       65.5      66.8
Non-Core Portfolio                             16.7       16.7      16.7        16.7        16.7        16.7       16.7      16.7

NOP Lost From Asset Sales                      (1.4)      (3.6)     (3.6)       (3.6)       (3.6)       (3.6)      (3.6)     (3.6)
                                          -----------------------------------------------------------------------------------------
NOP                                          $ 74.9     $ 72.7    $ 73.8      $ 75.0      $ 76.2      $ 77.4     $ 78.6    $ 79.8

Corporate Overhead                             11.6       10.0      10.0        10.0        10.0        10.0       10.0      10.0

EBITDA                                       $ 63.3     $ 62.7    $ 63.8      $ 65.0      $ 66.2      $ 67.4     $ 68.6    $ 69.8
EBITDA Margin                                  30.3%      30.2%     30.3%       30.3%       30.4%       30.5%      30.5%     30.6%

Depreciation & Amoritzation                    27.5       27.5      27.7        27.8        27.9        28.0       28.1      28.2
                                          -----------------------------------------------------------------------------------------
EBIT                                         $ 35.8     $ 35.2    $ 36.1      $ 37.2      $ 38.3      $ 39.4     $ 40.5    $ 41.6

Interest Income                                 0.1        0.1       0.1         0.1         0.1         0.1        0.1       0.1

Asset Sale Bridge Interest Expense              2.0        6.6       4.6         2.7         0.7         0.0        0.0       0.0
Term Loan Interest Expense                      4.9       20.1      20.8        21.3        21.4        19.7       17.0      14.2
Choice Subnote (PIK) Interest Expense           0.0        0.0       6.1         8.1         8.1         8.1        8.1       8.1
Existing Debt Interest Expense                 22.5        0.0       0.0         0.0         0.0         0.0        0.0       0.0
Amortization of Financing Fees                  0.3        1.2       1.2         1.2         1.2         0.9        0.0       0.0
                                          -----------------------------------------------------------------------------------------
     Cash Interest Expense                   $ 29.7     $ 27.9    $ 32.6      $ 33.2      $ 31.3      $ 28.6     $ 25.1    $ 22.3
     Total Interest Expense (w/PIK)          $ 31.3     $ 35.2      34.5        33.2        31.3        28.6       25.1      22.3

Pretax Income                                $  4.5     $  0.1      $1.7      $  4.1      $  7.1      $ 10.9     $ 15.5    $ 19.4
Taxes                                           1.9     $  0.1       0.7         1.7         2.9         4.5        6.4       8.0
Net Income                                   $  2.7      ($1.2)     $1.0      $  2.4      $  4.2      $  6.4     $  9.1    $ 11.4
                                          =========================================================================================

--------------------------------------
Assumptions                                 2000E     2001E     2002E       2003E       2004E       2005E      2006E     2007E
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Portfolio Growth Rate                 NM        3.0%      1.5%        1.5%        1.5%        1.5%       1.5%      1.5%

Core Portfolio Growth Rate                      NM        4.2%      2.1%        2.1%        2.1%        2.1%       2.0%      2.0%
Non-Core Portfolio Growth Rate                  NM        0.0%      0.0%        0.0%        0.0%        0.0%       0.0%      0.0%


Expenses (as a % of Revenues)                 65.5%      65.5%     65.5%       65.5%       65.5%       65.5%      65.5%     65.5%
Corporate Overhead (as a Revenues)             5.5%       4.8%      4.7%        4.7%        4.6%        4.5%       4.4%      4.4%
Depreciation (as a % of PPE)                   2.0%       2.1%      2.2%        2.3%        2.5%        2.6%       2.8%      3.0%
CAPEX (6% of Revenues)                         9.3       12.5      12.7        12.9        13.1        13.3       13.5      13.7
Interest Rate on Bank Financing              10.31%     10.81%    11.06%      11.31%      11.31%      11.31%     11.31%    11.31%

Project Nova -- (Base Case - No Asset Sales)
Balance Sheet
--------------------------------------------------------------------------------
(dollars in millions, except per share)


                                                                                                                     Pro Forma
                                                  -----------------------------           ------------------         ---------
                                                  1Q00         2Q00      3Q00               DR         CR              9/30/00
                                                  -----------------------------           ------------------         ---------
Cash and Equivalents                             $   2.9       $  2.9    $  2.9           $  2.1      $  0.0           $  5.0
Accounts Recievables                                12.4         14.3      14.3              0.0         0.0             14.3
Other Current Assets                                 7.5          8.6       8.6              0.0         0.0              8.6
PP&E                                               389.6        361.5     356.6              0.0        16.3            340.3
Financing Fees                                       0.0          0.0       0.0              5.8         0.0              5.8
                                                  -----------------------------           ------------------         ---------
     Total Assets                                  412.4       $387.3    $382.5              7.9      $ 16.3           $374.0
                                                  =============================           ==================         =========

Accounts Payable                                 $  26.0       $ 28.3    $ 28.3              0.0      $  0.0           $ 28.3
Def Income Taxes & Current Liabilities               5.9          6.8       6.8              0.0         0.0              6.8
New Revolving Credit                                 0.0          0.0       0.0              0.0         0.0              0.0
Term Loan                                            0.0          0.0       0.0              0.0       190.0            190.0
Asset Sale Bridge                                    0.0          0.0       0.0              0.0        80.0             80.0
Old CMBS                                            98.8         98.8      98.8             98.8         0.0              0.0
Old Revolver                                        51.0         16.8       6.6              6.6         0.0              0.0
Capital Leases                                       1.1          1.1       1.1              0.0         0.0              1.1
Other Liabilities                                    0.0          0.0       0.0              0.0         0.0              0.0
Choice Subnote (PIK)                               145.6        149.6     153.6            153.6        60.0             60.0
Common Equity                                       83.8         85.9      87.2             49.4         0.0             37.8
Retained Earnings                                    0.0          0.0       0.0             30.0         0.0            (30.0)
                                                  -----------------------------           ------------------         ---------
     Total Liabilities and Equity                $ 412.4       $387.3    $382.5           $338.4      $330.0           $374.0
                                                  =============================           ==================         =========

------------------------------------------
Assumptions
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivables (% of Revenues)
Other Current Assets (as a % of Revenues)
Accounts Payables (as a % of Expenses)
Def Income Taxes & Current Liabilities
(as a % of Rev)

                                               -------------------------------------------------------------------------------------
                                               2000E       2001E       2002E      2003E      2004E      2005E      2006E      2007E
                                               -------------------------------------------------------------------------------------
Cash and Equivalents                           $  3.0      $  3.0     $  3.0     $  3.0     $  3.0      $  3.0     $  3.0    $  3.0
Accounts Recievables                             11.3        11.6       11.8       12.0       12.2        12.4       12.6      12.8
Other Current Assets                              6.8         7.0        7.1        7.2        7.3         7.4        7.6       7.7
PP&E                                            336.3       321.3      306.3      291.3      276.5       261.8      247.2     232.7
Financing Fees                                    5.5         4.4        3.2        2.0        0.9         0.0        0.0       0.0
                                               -------------------------------------------------------------------------------------
     Total Assets                              $362.8      $347.2     $331.4     $315.6     $299.9      $284.6     $270.3    $256.2
                                               =====================================================================================

Accounts Payable                               $ 23.4      $ 24.1     $ 24.5     $ 24.9     $ 25.3      $ 25.7     $ 26.1    $ 26.5
Def Income Taxes & Current Liabilities            5.4         5.5        5.6        5.7        5.8         5.9        6.0       6.1
New Revolving Credit                              0.0         0.0        0.0        0.0        0.0         0.0        0.0       0.0
Term Loan                                       190.0       190.0      190.0      190.0      186.3       164.1      140.2     114.0
Asset Sale Bridge                                75.8        53.2       34.8       16.6        0.0         0.0        0.0       0.0
Old CMBS                                          0.0         0.0        0.0        0.0        0.0         0.0        0.0       0.0
Old Revolver                                      0.0         0.0        0.0        0.0        0.0         0.0        0.0       0.0
Capital Leases                                    1.1         1.1        1.1        1.1        1.1         1.1        1.1       1.1
Other Liabilities                                 0.0         0.0        0.0        0.0        0.0         0.0        0.0       0.0
Choice Subnote (PIK)                             61.7        69.0       71.0       71.0       71.0        71.0       71.0      71.0
Common Equity                                    37.8        37.8       37.8       37.8       37.8        37.8       37.8      37.8
Retained Earnings                               (32.4)      (33.5)     (33.5)     (31.5)     (27.3)      (20.9)     (11.8)     (0.4)
                                               -------------------------------------------------------------------------------------
     Total Liabilities and Equity              $362.8      $347.2     $331.4     $315.6     $299.9      $284.6     $270.3    $256.2
                                               =====================================================================================

-----------------------------------------
Assumptions                                    2000E       2001E       2002E      2003E      2004E      2005E      2006E      2007E
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivables (% of Revenues)            5.4%        5.6%        5.6%       5.6%       5.6%        5.6%       5.6%      5.6%
Other Current Assets (as a % of Revenues)       3.2%        3.4%        3.4%       3.4%       3.4%        3.4%       3.4%      3.4%
Accounts Payables (as a % of Expenses)         17.4%       17.9%       17.9%      17.9%      17.9%       17.9%      17.9%     17.9%
Def Income Taxes & Current Liabilities          2.6%        2.7%        2.7%       2.7%       2.7%        2.7%       2.7%      2.7%
(as a % of Rev)

Project Nova -- (Base Case - No Asset Sales)
Cash Flow Statement
--------------------------------------------------------------------------------
(dollars in millions, except per share)


                                                        ----------------------------------------------------------------------------
(dollars in millions, except per share)                  2000E      2001E      2002E       2003E     2004E    2005E   2006E    2007E
                                                        ----------------------------------------------------------------------------
CASH FROM OPERATING ACTIVITIES
Net Income                                              $  2.7   ($  1.2)   $   1.0   $  2.4   $  4.2    $  6.4    $  9.1    $ 11.4
Depreciation                                              27.5      27.5       27.7     27.8     27.9      28.0      28.1      28.2
Amortization of Financing Fees                             0.3       1.2        1.2      1.2      1.2       0.9       0.0       0.0
Goodwill Amortization                                      0.0       0.0        0.0      0.0      0.0       0.0       0.0       0.0
Non-Cash Interest/Dividends (Choice Sub Note)             13.6       7.3        2.0      0.0      0.0       0.0       0.0       0.0
(Inc)/Dec in Accounts Recievables                         (3.4)     (0.4)      (0.2)    (0.2)   ( 0.2)     (0.2)     (0.2)     (0.2)
(Inc)/Dec in Other Current Assets                          1.9      (0.2)      (0.1)    (0.1)   ( 0.1)     (0.1)     (0.1)     (0.1)
(Inc)/Dec in Accounts Payables                            (6.7)      0.7        0.4      0.4      0.4       0.4       0.4       0.4
(Inc)/Dec in Deferred Income Taxes & Other liabilities    (1.0)      0.2        0.1      0.1      0.1       0.1       0.1       0.1
                                                        ----------------------------------------------------------------------------
Cash Flow from Operations                               $ 34.8    $ 35.0    $  32.0   $ 31.5   $ 33.4    $ 35.5    $ 37.4    $ 39.8

                                                ----
Use Cash from Balance Sheet      Cash Floor of: $3.0    $  2.0    $  0.0    $   0.0   $  0.0   $  0.0    $  0.0    $  0.0    $  0.0
                                                ----

CASH FROM INVESTING ACTIVITES

Capital Expenditures                                   ($  9.3)  ($ 12.5)  ($  12.7) ($ 12.9) ($ 13.1)  ($ 13.3)  ($ 13.5)  ($ 13.7)
Proceeds From Assets Sales                                23.2       0.0        0.0      0.0      0.0       0.0       0.0       0.0
                                                        ----------------------------------------------------------------------------
Cash Flow From Investing                                $ 13.9   ($ 12.5)  ($  12.7) ($ 12.9) ($ 13.1)  ($ 13.3)  ($ 13.5)  ($ 13.7)

CASH FROM FINANCING ACTIVIITES

Payment of Dividends                                    $  0.0    $  0.0    $   0.0   $  0.0   $  0.0    $  0.0    $  0.0    $  0.0
Cash Flow From Financing                                   0.0       0.0        0.0      0.0      0.0       0.0       0.0       0.0

Cash Available for Principal Repayment                  $ 49.7    $ 22.6    $  18.4   $ 18.2   $ 20.3    $ 22.2    $ 23.9    $ 26.1

Total Debt Service                                       (49.7)    (22.6)     (18.4)   (18.2)   (20.3)    (22.2)    (23.9)    (26.1)

Change in Cash                                          $  0.0    $  0.0    $   0.0   $  0.0   $  0.0    $  0.0    $  0.0     ($0.0)

----------------------------------------------
Assumptions:
------------------------------------------------------------------------------------------------------------------------------------
CAPEX (6% of Revenues)                                  $  9.3    $ 12.5    $  12.7   $ 12.9    $13.1    $13.3     $ 13.5    $ 13.7
Market Value of Asset Sold                              $ 23.2    $  0.0    $   0.0   $  0.0    $ 0.0    $ 0.0     $  0.0    $  0.0

Project Nova -- (Base Case - No Asset Sales)
Financial Ratios
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(dollars in millions, except per share)

                              Fiscal Year Ended December 31,
                              ------------------------------  --------------------------------------------------------------------
                                1998    1999      9/30/00     2000E   2001E   2002E     2003E    2004E    2005E    2006E     2007E
                                ----    ----      -------     -----   -----   -----     -----    -----    -----    -----     -----
Capitalization:
Senior Debt                           $149.8       $270.0     $265.8  $243.2  $224.8   $206.6   $186.3   $164.1    $140.2   $114.0
Sub Debt                               141.9         60.0       61.7    69.0    71.0     71.0     71.0     71.0      71.0     71.0
Total Debt                     291.7   291.7        330.0      327.5   312.2   295.8    277.6    257.2    235.1     211.2    185.0
Less: Cash                      (3.0)   (3.0)        (5.0)      (3.0)   (3.0)   (3.0)    (3.0)    (3.0)    (3.0)     (3.0)    (3.0)
                              ---------------------------     --------------------------------------------------------------------
Net Debt                      $288.7  $288.7       $325.0     $324.5  $309.2  $292.8   $274.6   $254.2   $232.1    $208.2   $182.0
Book Equity + Preferred          7.8     7.8          7.8        5.5     4.3     4.4      6.3     10.5     16.9      26.0     37.4
Total Capitalization          $299.5  $299.5       $337.8     $332.9  $316.5  $300.2   $283.9   $267.7   $251.9    $237.2   $222.5

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Coverage Ratios:
Total Interest Expense        $24.7   $ 24.7       $ 33.7     $ 33.7  $ 35.2  $ 34.5   $ 33.2   $ 31.3   $ 28.6    $ 25.1   $ 22.3
Senior Interest Expense                              29.7       21.7    26.7    25.3     24.0     22.1     19.7      17.0     14.2

EBITDA                        $58.2   $ 57.2       $ 58.8     $ 63.3  $ 62.7  $ 63.8   $ 65.0   $ 66.2   $ 67.4    $ 68.6   $ 69.8
     vs. Total Interest         2.4x     2.3x         1.7x       1.9x    1.8x    1.8x     2.0x     2.1x     2.4x      2.7x     3.1x
     vs. Senior Interest                              2.0x       2.9x    2.3x    2.5x     2.7x     3.0x     3.4x      4.0x     4.9x

EBITDA - CAPX                 $50.0   $ 49.2       $ 51.0     $ 50.2  $ 51.5  $ 52.4   $ 53.4   $ 54.4   $ 55.4    $ 56.4   $ 57.5
     vs. Total Interest         2.0x     2.0x         1.5x       1.5x    1.5x    1.5x     1.6x     1.7x     1.9x      2.2x     2.6x
     vs. Senior Interest                              1.7x       2.3x    1.9x    2.1x     2.2x     2.5x     2.8x      3.3x     4.0x

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Leverage Ratios:
Total Debt / Real Estate Value                       71.9%      70.4%   64.4%   60.0%    55.5%    50.7%    45.5%     40.3%    34.8%
Net Total Debt / Real Estate                         70.9%      69.7%   63.8%   59.4%    54.9%    50.1%    45.0%     39.7%    34.2%
Value
Senior Debt / Real Estate Value                      58.9%      57.1%   50.2%   45.6%    41.3%    36.7%    31.8%     26.8%    21.4%

Total Debt / TTM EBITDA         5.0x    5.1x          5.6x       5.5x    5.0x    4.6x     4.3x     3.9x     3.5x      3.1x     2.7x
Net Total Debt / TTM EBITDA     5.0x    5.0x          5.5x       5.4x    4.9x    4.6x     4.2x     3.8x     3.4x      3.0x     2.6x
Senior Debt / TTM EBITDA                              4.6x       4.4x    3.9x    3.5x     3.2x     2.8x     2.4x      2.0x     1.6x

CFAD                                                          $  6.5  $ 35.2  $ 36.1   $ 37.2   $ 38.3   $ 39.4    $ 40.5   $ 41.6
Cumulative CFAD                   --      --           --     $  6.5  $ 41.8  $ 77.9   $115.1   $153.4   $192.8    $233.3   $274.9

Memo: TTM PF EBITDA                                           $ 59.8  $ 62.7  $ 63.9   $ 65.0   $ 66.2   $ 67.4    $ 68.6   $ 69.8

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